Exhibit 32.2

SECTION 1350 CERTIFICATION

AMEREN ENERGY GENERATING COMPANY

(required by Section 906 of the

Sarbanes-Oxley Act of 2002)

In connection with the report on Form 10-K for the fiscal year ended December 31, 2005 of Ameren Energy Generating Company (the “Registrant”) as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), each undersigned officer of the Registrant does hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  March 7, 2006

/s/ R. Alan Kelley
R. Alan Kelley
President
(Principal Executive Officer)

/s/ Warner L. Baxter
Warner L. Baxter
Chief Financial Officer
(Principal Financial Officer)